FINANCIAL INSTRUMENTS AND RISK ANALYSIS	12 Months Ended
Dec. 31, 2019
Disclosure of financial assets [abstract]
FINANCIAL INSTRUMENTS AND RISK ANALYSIS
3.	FINANCIAL INSTRUMENTS AND RISK ANALYSIS

3.1.	Fair value measurement
IFRS 13 defines fair value as the price for which an asset could be exchanged, or a liability settled, between knowledgeable, willing parties, in an arm’s length transaction on measurement date. The standard clarifies that the fair value must be based on the assumptions that market participants would consider in pricing an asset or a liability, and establishes a hierarchy that prioritizes the information used to build such assumptions. The fair value measurement hierarchy attaches more importance to available market inputs (i.e., observable data) and a less weight to inputs based on data without transparency (i.e., unobservable data). Additionally, the standard requires that an entity consider all nonperformance risk aspects, including the entity’s credit, when measuring the fair value of a liability.
IFRS 7 establishes a three-level hierarchy to measure and disclose fair value. The classification of an instrument in the fair value measurement hierarchy is based on the lowest level of input significant for its measurement. We present below a description of the three-level hierarchy:
Level 1—inputs consist of prices quoted (unadjusted) in active markets for identical assets or liabilities to which the entity has access on measurement date;
Level 2—inputs are different from prices quoted in active markets used in Level 1 and consist of directly or indirectly observable inputs for the asset or liability. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical assets or liabilities in markets that are not active; or inputs that are observable for the asset or liability or that can support the observed market inputs by correlation or otherwise for substantially the entire asset or liability.
Level 3—inputs used to measure an asset or liability are not based on observable market variables. These inputs represent management’s best estimates and are generally measured using pricing models, discounted cash flows, or similar methodologies that require significant judgment or estimate.
The Company and its subsidiaries have measured their financial assets and financial liabilities at their market or actual realizable values (fair value) using available market inputs and valuation techniques appropriate for each situation. The interpretation of market inputs for the selection of such techniques requires considerable judgment and the preparation of estimates to obtain an amount considered appropriate for each situation. Accordingly, the estimates presented may not necessarily be indicative of the amounts that could be obtained in an active market. The use of different assumptions for the calculation of the fair value may have a material impact on the amounts obtained.
As a result of the implementation of the measures approved on the Plan ratified on January 8, 2018 and the related accounting recognition in calendar year 2018, some financial liabilities classified at amortized cost were remeasured at their fair values as at the date of the novation of these financial liabilities and recognized at amortized cost in the subsequent measurement, pursuant to the accounting guidance of IFRS 9.
The carrying amounts and the estimated fair values of our main financial assets and financial liabilities as at December 31, 2019 and 2018 are summarized as follows:

Assets	Accounting measurement	2019		2018
		Carrying amount	Fair value	Carrying amount	Fair value
Cash and banks	Fair value	575,863	575,863	287,491	287,491
Cash equivalents	Fair value	1,506,082	1,506,082	4,097,838	4,097,838
Cash investments	Fair value	217,792	217,792	238,962	238,962
Accounts receivable (i)	Amortized cost	6,334,526	6,334,526	6,516,555	6,516,555
Dividends and interest on capital	Amortized cost	426	426
Financial asset at fair value	Fair value	40,689	40,689
Held-for-sale assets
Held-for-sale financial asset (Note 31)	Fair value	1,474,699	1,474,699	1,843,778	1,843,778
Dividends receivable (Note 31)	Amortized cost	2,435,014	2,435,014	2,566,935	2,566,935

Liabilities
Trade payables (i)	Amortized cost	8,887,367	8,887,367	8,818,870	8,818,870
Derivative financial instruments	Fair value	1,152	1,152
Borrowings and financing (ii)
Borrowings and financing	Amortized cost	8,354,777	8,354,777	7,140,960	7,140,960
Public debentures	Amortized cost	3,652,353	3,652,353	3,103,106	3,103,106
Senior Notes	Amortized cost	6,219,619	6,565,782	6,205,840	6,937,764
Dividends and interest on capital	Amortized cost	5,731	5,731	6,168	6,168
Licenses and concessions payable (iii)	Amortized cost	58,582	58,582	85,619	85,619
Tax refinancing program (iii)	Amortized cost	417,503	417,503	553,206	553,206
Leases payable (iv)	Amortized cost	8,150,026	8,150,026
For the closing of the year ended December 31, 2019:

(i)
The balances of accounts receivables have near terms and, therefore, they are not adjusted to fair value. The balances of trade receivables, subject to the judicial reorganization, were adjusted to their fair value, at the date of the novation of the liabilities and are represented by the amounts that are expected that the obligations are discharged (Note 18).

(ii)
The balance of the borrowings and financing with the BNDES, Local Banks, and ECAs correspond to exclusive markets, and the fair value of these instruments is similar to their carrying amounts. The balances of borrowings and financing refers to the bonds issued in the international market, for which is there is a secondary market, and their fair values differ from their carrying amounts.

(iii)	The licenses and concessions payable and the tax refinancing program are stated at the amounts that these obligations are expected to be discharged and are not adjusted to fair value.

(iv)	The leases payable are represented by the amounts that the obligations are expected to be settled, adjusted at present value.

The levels of the financial assets, cash and cash equivalents and cash investments, held-for-sale
assets, and derivative financial instruments at fair value as at December 31, 2019 and 2018 are as follows:

	Fair value measurement hierarchy	Fair value
		2019	2018
Assets
Cash and banks	Level 1	575,863	287,491
Cash equivalents	Level 1	1,506,082	4,097,838
Cash investments	Level 1	217,792	238,962
Held-for-sale financial asset	Level 3	1,474,699	1,843,778
Liabilities
Derivative financial instruments	Level 2	1,152
There were no transfers between levels in the years ended December 31, 2019 and 2018.
The Company and its subsidiaries have measured their financial assets and financial liabilities at their market or actual realizable values (fair value) using available market inputs and valuation techniques appropriate for each situation, as follows:

(a)	Cash, cash equivalents and cash investments
Foreign currency-denominated cash equivalents and cash investments are basically kept in checking deposits denominated in euro and US dollars and, to a lesser extent, in euros.
The fair value of securities traded in active markets is equivalent to the amount of the last closing quotation available at the end of the year, multiplied by the number of outstanding securities.
For the remaining contracts, the Company carries out an analysis comparing the current contractual terms and conditions with the terms and conditions effective for the contract when they were originated.
When terms and conditions are dissimilar, fair value is calculated by discounting future cash flows at the market rates prevailing at the end of the year, and when similar, fair value is similar to the carrying amount on the reporting date.

(b)	Held-for-sale assets
Represents the indirect interest held by PT Ventures in the dividends receivable and the fair value of the financial investment in Unitel, both classified as held for sale. The assets from the investment held in PT Ventures are measure
d
substantially at the fair value of the investment for sale, which occurred on January 23, 2020. See Notes 31 and 33 for further information.

(c)	Derivative financial instruments
The Company conducts derivative transactions to manage certain market risks, mainly the foreign exchange risk. At the closing date of for the year ended December 31, 2019, these instruments include
Non-deliverable
Forward (NDF) contracts. The Company does not use derivatives for any purposes other than hedging against these risks.
The method used to calculate the fair value of the derivative instruments contracted throughout the year was the future cash flows method associated to each contracted instrument, discounted using the market rates prevailing at the reporting date.
3.2.	Financial risk management
The Company’s and its subsidiaries’ activities expose them to several financial risks, such as: market risk (including currency fluctuation risk, interest rate risk on fair value, interest rate risk on cash flows), credit risk, and liquidity risk. According to their nature, financial instruments may involve known or unknown risks, and it is important to assess to the best judgment the potential of these risks. The Company and its subsidiaries may use derivative financial instruments to mitigate certain exposures to these risks.
The Company’s risk management process is a three-step process, taking into account its consolidated structure: strategic, tactical, and operational. At the strategic level, the Company’s executive committee agrees with the Board of Directors the risk guidelines to be followed. A Financial Risk Management Committee is responsible for overseeing and ensuring that Oi comply with the existing policies. At the operating level, risk management is carried out by the Company’s treasury officer, in accordance with the policies approved by the Board of Directors.
The Financial Risk Management Committee meets on a monthly basis and currently consists of the Chief Finance Officer, the Regulation, Wholesale and International Affairs Officer, the Legal Tax Officer, the Chief Controller, the Investor Relations Officer, and the Treasury Officer.
The Hedging and Cash Investments Policies, approved by the Board of Directors, document the management of exposures to market risk factors generated by the financial transactions of the Oi Group companies.
In the aftermath of the approval of the JRP, based on the measured new risk factors, the Company approved with the Board of Directors a new strategy to the Board of Directors to mitigate the risks arising on the foreign exchange exposure of its financial liabilities, as is ready to implement it as from this point in time. In line with the Hedging Policy pillars, the strategy is focused on the preservation of the Company’s cash flows, maintaining its liquidity, and complying with the financial covenants.

3.2.1.	Market risk

(a)	Foreign exchange risk
Financial assets
The Company is not exposed to any material foreign exchange risk involving foreign currency-denominated financial assets as at December 31, 2019, except with regard to the assets held for sale, for which the Company does not enter into any currency hedging transaction.
Financial liabilities
The Company and its subsidiaries have foreign currency-denominated or foreign currency-indexed borrowings and financing. The risk associated with these liabilities is related to the possibility of fluctuations in foreign exchange rates that could increase the balance of such liabilities. The Company’s and its subsidiaries’ borrowings and financing exposed to this risk represent approximately 52.3% of total liabilities from borrowings and financing (2018 – 53.6%), less the contracted currency hedging transactions. To minimize this type of risk, the Company entered into currency hedges with financial institutions for part of the foreign currency-denominated interest payments made in 2019. The Company hedged 67% of its total dollar-denominated debt service in 2019 through hedging transactions in the form of currency forwards and foreign currency-denominated cash investments. At the end of December 2019, approximately 32% of the US dollar-denominated debt for 2020 was hedged by cash in US dollars (natural hedge). Additionally, the Company hedged part of the Company’s US dollar-denominated operating expenses.

The currency hedging percentage for purposes of covenant compliance and the financial expenses of the existing borrowings and financing, including the impacts of changes in foreign exchange rates on the fair value adjustment gain, is 50.1%.
Foreign currency-denominated financial assets and financial liabilities are presented in the balance sheet as follows:

	2019		2018
	Carrying amount	Fair value	Carrying amount	Fair value
Financial assets
Cash and banks	400,874	400,874	70,116	70,116
Cash equivalents	1,096	1,096	154,514	154,514
Held-for-sale assets
Held-for-sale financial asset	1,474,699	1,474,699	1,843,778	1,843,778
Dividends receivable	2,435,014	2,435,014	2,566,935	2,566,935
Financial liabilities
Borrowings and financing (Note 20)	9,521,291	9,521,291	8,816,766	9,548,690
Derivative financial instruments	1,152	1,152
The amounts of the derivative financial instruments are summarized as follows:

	Derivatives designated for hedge accounting
	Notional (US$)	Maturity (years)	Fair value
			Amounts (payable)/receivable
			2019
USD/R$ Non-deliverable forwards (NDF)	17,000.00	< 1 year	(1,152)
At yearend, the main hedging transactions conducted with financial institutions with the objective minimizing the foreign exchange risk co cambial are as follows:
Non-deliverable
Forward (NDF) contracts
US$/R$: Refer to future dollar purchase transactions using NDFs to hedge against the depreciation of the Brazilian real against the US dollar. The key strategy for these contracts is to eliminate foreign exchange differences during the contract period, mitigating unfavorable changes in foreign exchange rates on dollar-denominated debts or operating expenses.
As at December 31, 2019, the Company recognized as result of derivative transactions the amounts shown below:

2019
Forward currency transaction – financial results	55,025
Forward currency transaction – operating results	17,088
Total	72,113
The
movements in foreign exchange hedges designated for hedge accounting were recognized in other comprehensive income.

Table of movements in hedge accounting effects in other comprehensive income
Balance at 1 2/31/ 2018
Results of designated hedges	11,901
Amortization of hedges to profit or loss	(13,053)
Balance at 12/31/ 2019	(1,152)
Foreign exchange risk sensitivity analysis
As at December 31, 2019, management estimated the depreciation scenarios of the Brazilian real in relation to other currencies, at the end of the reporting period.
T
he rates used for the probable scenario were the rates prevailing at the end of December 2019. The probable rates were then depreciated by 25% and 50% and used as benchmark for the possible and remote scenarios, respectively.

	Rate
Description	2019	Depreciation
Probable scenario
U.S. dollar	4.0307	0%
Euro	4.5305	0%
Possible scenario
U.S. dollar	5.0384	25%
Euro	5.6631	25%
Remote scenario
U.S. dollar	6.0461	50%
Euro	6.7958	50%
The impacts of foreign exchange exposure on the foreign currency-denominated debt, considering offshore derivatives and cash, in the sensitivity scenarios estimated by the Company, are shown in the table below:

		2019
Description	Individual risk	Probable scenario	Possible scenario	Remote scenario
US dollar debts	Dollar appreciation	15,594,278	19,492,848	23,391,418
US dollar cash	Dollar depreciation	(283,409)	(354,261)	(425,113)
Euro debt	Euro appreciation	2,711,459	3,389,323	4,067,188
Euro cash	Euro depreciation	(112,796)	(140,995)	(169,194)
Fair value adjustment	Dollar/euro depreciation	(8,772,305)	(10,965,381)	(13,158,458)
Total assets/liabilities indexed to exchange fluctuation		9,137,227	11,421,534	13,705,841
Total (gain) loss			2,284,307	4,568,614

(b)	Interest rate risk
Financial assets
Cash equivalents and cash investments in local currency are substantially maintained in financial investment funds exclusively managed for the Company and its subsidiaries, and investments in private securities issued by prime financial institutions.
The interest rate risk linked to these assets arises from the possibility of decreases in these rates and consequent decrease in the return on these assets.

Financial liabilities
The Company and its subsidiaries have borrowings and financing subject to floating interest rates, based on the Long-term Interest Rate (TJLP), the CDI, or the Benchmark Rate in the case of real-denominated debt as at December 31, 2019. After the approval of the JRP, the Company does not have borrowings and financing subject to foreign currency-denominated floating interest rate.
As at December 31, 2019, approximately 47.5% (46.0% at December 31, 2018) of the incurred debt was subject to floating interest rates. The most material exposure of Company’s and its subsidiaries’ debt after is to CDI. Therefore, a continued increase in this interest rate would have an adverse impact on future interest payments.
These assets and liabilities are presented in the balance sheet as follows:

	2019		2018
	Carrying amount	Market value	Carrying amount	Market value
Financial assets
Cash equivalents	1,504,986	1,504,986	3,943,324	3,943,324
Cash investments	217,792	217,792	238,962	238,962
Financial liabilities
Borrowings and financing (Note 20)	8,705,458	8,705,458	7,633,140	7,633,140
Interest rate fluctuation risk sensitivity analysis
The Company is exposed to interest rate risk on its cash and cash equivalents and its indebtedness. The interest rate risk on the indebtedness is from the portion of the indebtedness having a variable interest rate. Changes in the interest rates could impact the amount of interest that the Company is required to pay or receive.
Management believes that the most material risk related to interest rate fluctuations arises from its liabilities pegged to the CDI and TJLP. This risk is associated to an increase in those rates. The TJLP rate remained stable at 7.0% p.a. from April 1, 2017 to December 31, 2017. Beginning January 1, 2018, the TJLP was being successively reduced: 6.75% per year up to March 2018, 6.6% per year from April to June 2018, and 6.56% from July to September 2018. In turn, from October to December 2018 this rate was increased to 6.98% per year, it was increased to 7.03%, from January to March 2019, to 7.03%, and reduced again from April to June to 6.26%, from July to September to 5.95%, and from October to December to 5.57%. At the end of the quarter the National Monetary Council decided to reduce this rate again to 5.09% per year, effective for January-March 2020.
Management estimated the fluctuation scenarios of the rates CDI and TJLP as at December 31, 2019. The rates used for the probable scenario were the rates prevailing at the end of the reporting year.
T
hese rates have been stressed by 25% and 50%, and used as benchmark for the possible and remote scenarios.

2019
Interest rate scenarios
Probable scenario		Possible scenario		Remote scenario
CDI	TJLP	CDI	TJLP	CDI	TJLP
4.59%	5.57%	5.74%	6.96%	6.89%	8.36%
Such sensitivity analysis considers payment outflows in future dates. Thus, the aggregate of the amounts for each scenario is not equivalent to the fair values, or even the fair values of these liabilities.
The impacts of exposure to interest rates, in the sensitivity scenarios estimated by the Company, are shown in the table below:

		2019
Description	Individual risk	Probable scenario	Possible scenario	Remote scenario
Debt pegged to CDI	CDI increase	4,601,044	5,330,277	6,583,653
Debt pegged to TJLP	TJLP increase	3,221,576	4,232,356	4,972,246
Total assets/liabilities pegged to the interest rate		7,822,620	9,562,633	11,555,899
Total (gain) loss			1,740,013	3,733,279

3.2.2.	Credit risk
The concentration of credit risk associated to trade receivables is immaterial due to the diversification of the portfolio. Doubtful receivables are adequately covered by an allowance for doubtful accounts.
Transactions with financial institutions (cash investments and borrowings and financing) are made with prime entities, avoiding the concentration risk. The credit risk of financial investments is assessed by setting caps for investment in the counterparts, taking into consideration the ratings released by the main international risk rating agencies for each one of such counterparts. As at December 31, 2019, approximately 80.92% of the consolidated cash investments were made with counterparties with an AAA, AA, A, and sovereign risk rating.

3.2.3.	Liquidity risk
The liquidity risk also arises from the possibility of the Company being unable to discharge its liabilities on maturity dates and obtain cash due to market liquidity restrictions. Management uses its resources mainly to fund capital expenditures incurred on the expansion and upgrading of the network, invest in new businesses.
The Company’s management monitors the continual forecasts of the liquidity requirements to ensure that the company has sufficient cash to meet its operating needs and fund capital expenditure to modernize and expand its network.
At the beginning of 2019, Oi completed the capital increase provided for in the JRP. With this increase, the Company received R$4.0 billion, which were allocated to the incremental CAPEX Plan, directed to the expansion of the mobile and fixed infrastructure, while focused primarily on the fiber optics project. In addition to the capital increase, to finance the incremental CAPEX associated to the Strategic Plan, the Company plans to divest unessential and release cash through non-operating
event such as, for example, tax credits. Added to this debt is the issue of up to R$2.5 billion in simple, nonconvertible debentures by Oi Móvel, a prepetition financing line, in the form of DIP Financing, in line with the provisions of Clause 5.3 of the Company’s PRJ.
Capital management
The Company seeks to manage its equity structure according to best market practices.
The objective of the Company’s capital management strategy is to ensure that liquidity levels and financial leverage allow the sustained growth of the Group, the compliance with the strategic investment plan, and generation of returns to our shareholders.
We may change our capital structure, according to existing economic and financial conditions, to optimize our financial leverage and debt management.
The indicators used to measure capital structure management are: gross debt to accumulated twelve-month EBITDA (earnings before interest (financial income and expenses), taxes, depreciation, and amortization), and the interest coverage ratio, as shown below:

Goss debt-to-EBITDA	between 2x and 4.0x
Interest coverage ratio (*)	higher than 1.75

(*)	Measure the Company’s capacity to cover its future interest obligations.

3.2.4.	Risk of accelerated maturity of borrowings and financing
Any default event in some debt instruments of the Company and its subsidiaries might result in accelerated maturity of other borrowings and financing.
Currently, the Company does not anticipate any risk of default on any of its regular cash obligations.
The risk of accelerated maturity arising from noncompliance of financial covenants associated to the debt was mitigated through a waiver that prevents acceleration due to failure to comply with certain covenants in first quarter of 2020. For further detail, see Note 20, in the section ‘Covenants’.